Exhibit 10.5

February     , 2021

Northern Star Investment Corp. II

c/o Graubard Miller

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

Re:	Amendment to Insider Letter, Dated January 25, 2021

Ladies and Gentlemen:

Reference is made to that certain letter agreement (“Insider Letter”) dated January 25, 2021 executed by the undersigned. Capitalized terms used herein that are not otherwise defined will have the same meaning as they were given in the Insider Letter.

The undersigned hereby agrees that Section 6(a) of the Insider Letter shall be deleted replaced with the following:

“6(a)    The undersigned agrees that the shares of Founders’ Common Stock are subject to the transfer restrictions as set forth in that certain Lockup Agreement dated as of February     , 2021 among the undersigned, the Company, and the other shareholder parties thereto.”

With the exception of the aforementioned change, the Insider Letter remains in full force and effect.

[signature page follows]

Very truly yours,

Name of Insider:

Acknowledged and Agreed:

NORTHERN STAR INVESTMENT CORP. II

By:
Name:
Title: